Exhibit 10.2

THIRD AMENDMENT

TO FINANCING AGREEMENT

THIRD AMENDMENT, dated as of July 14, 2015 (this “Amendment”), to the Financing Agreement, dated as of July 31, 2014, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the “Financing Agreement”), by and among Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the “Parent”), Aurora Diagnostics, LLC, a Delaware limited liability company (the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as thereinafter defined), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Cerberus Business Finance, LLC, a Delaware limited liability company (“Cerberus”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrower, the Guarantors, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2. Amendments.

(a) New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

““Excess Loan Proceeds” has the meaning specified therefor in Section 5.02(e).”

““Permitted Purpose” has the meaning specified therefor in Section 5.02(e).”

““Third Amendment” means the Third Amendment to Financing Agreement, dated as of July 14, 2015, among the Borrower, the Guarantors, the Agents and the Lenders.”

““Third Amendment Effective Date” has the meaning specified therefor in Section 4 of the Third Amendment.”

(b) Section 2.05(c)(vii) (Mandatory Prepayment). The following new Section 2.05(c)(vii) is hereby added to the Financing Agreement to read as follows:

“(vii) If the Borrower does not use the Excess Loan Proceeds for a Permitted Purpose on or prior to the sixtieth (60th) day after the Third Amendment Effective Date, then the Borrower shall, within 1 Business Day thereafter, repay the Term Loan in an amount equal to 100% of the amount of the unused Excess Loan Proceeds. Such prepayment of the Term Loan shall be without premium or penalty and applied against the remaining installments of principal of the Term Loan on a pro rata basis.”

(c) Section 5.02(e) (Additional Conditions for Term Loans after the Effective Date). Section 5.02(e) of the Financing Agreement is hereby amended by adding the following additional sentence at the end therein to read as follows:

“On or prior to the Third Amendment Effective Date the Borrower borrowed a Term Loan in the amount of $15,300,000 pursuant to the Delayed Draw Term Loan Commitment to consummate the Brazos Acquisition and to pay the related Transaction Costs (or reimbursement thereof) for the Brazos Acquisition and other Permitted Acquisitions consummated on or prior to the Third Amendment Effective Date. After the consummation of the Brazos Acquisition, the Borrower had $5,400,000 of excess funds remaining from such Term Loan draw (the “Excess Loan Proceeds”). The Agents, the Lenders and the Borrower hereby agree that from and after the Third Amendment Effective Date until the sixtieth (60th) day after the Third Amendment Effective Date, the Borrower may use the Excess Loan Proceeds to (i) consummate another Permitted Acquisition or (ii) pay the related Transaction Costs (or reimbursement thereof) for the Brazos Acquisition and other Permitted Acquisitions consummated on or prior to the Third Amendment Effective Date (a “Permitted Purpose”); provided, that if the Borrower does not use such Excess Loan Proceeds for a Permitted Purpose on or prior to the sixtieth (60th) day after the Third Amendment Effective Date, then the Borrower shall repay the Term Loan in the amount of the unused Excess Loan Proceeds pursuant to Section 2.05(c)(vii).”

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, trust, limited liability company or limited partnership duly organized, validly existing and in good standing, if applicable, under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing, if applicable, in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing, if applicable, could reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the Financing Agreement, as amended hereby, (i) have

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been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any Material Contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment and the Financing Agreement, as amended hereby, other than filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation.

(d) Enforceability of Amendment. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid.

(e) The representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Third Amendment Effective Date as though made on and as of such date (unless such representations or warranties are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(f) No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

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4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full (or waiver by the Agents), in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Third Amendment Effective Date”):

(a) The Agents shall have received this Amendment, duly executed by the Loan Parties, each Agent and the Required Lenders.

(b) The Borrowers shall have paid on or before the Third Amendment Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 of the Financing Agreement and Section 12.04 of the Financing Agreement.

5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent for the benefit of the Agents and the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

6. Release. The Agents and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents’ and the Lenders’ rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done prior to the Third Amendment Effective Date arising out of, connected with

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or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral prior to the Third Amendment Effective Date.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement (i) if any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) Subject to the provisions of Section 12.04 of the Financing Agreement, the Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AURORA DIAGNOSTICS, LLC

By:	/s/ Michael Grattendick
	Name:	Michael Grattendick
	Title:	Vice President and Controller

GUARANTORS:

AURORA DIAGNOSTICS HOLDINGS, LLC
AURORA DIAGNOSTICS FINANCING, INC.
AURORA GEORGIA, LLC
AURORA GREENSBORO LLC
AURORA LMC, LLC
AURORA MASSACHUSETTS, LLC
AURORA MICHIGAN, LLC
AURORA NEW HAMPSHIRE, LLC
BIOPSY DIAGNOSTICS, LLC
CUNNINGHAM PATHOLOGY, L.L.C.
C R COLLECTIONS, LLC
DERMPATH NEW ENGLAND, LLC
GREENSBORO PATHOLOGY, LLC
HARDMAN PATHOLOGY ADX, LLC
LABORATORY OF DERMATOPATHOLOGY ADX, LLC
PATHOLOGY SOLUTIONS, LLC
SEACOAST PATHOLOGY, INC.
TEXAS PATHOLOGY, LLC
TWIN CITIES DERMATOPATHOLOGY, LLC

By:	/s/ Michael Grattendick
	Name:	Michael Grattendick
	Title:	Vice President and Controller

Third Amendment to Financing

Agreement

BERNHARDT LABORATORIES, INC.
MARK & KAMBOUR HOLDINGS, INC.
MARK & KAMBOUR, LLC
RICHARD BERNERT, LLC
WEST GEORGIA PATHOLOGY, LLC

By:	/s/ Michael Grattendick
	Name:	Michael Grattendick
	Title:	Vice President and Treasurer

THE LMC REVOCABLE TRUST, B.T.
THE WPC REVOCABLE TRUST, B.T

By:	/s/ Michael Grattendick
	Name:	Michael Grattendick
	Title:	Trustee

MID-ATLANTIC PATHOLOGY SERVICES, INC.

By:	/s/ Michael Grattendick
	Name:	Michael Grattendick
	Title:	Treasurer

Third Amendment to Financing

Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Eric Miller
	Name:	Eric Miller
	Title	Executive Vice President

Third Amendment to Financing

Agreement

LENDERS:

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P.
By: Cerberus Levered Opportunities II GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ICQ LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus ICQ Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ICQ LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE II CLO LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP
By: COL II GP Inc.
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS AUS LEVERED II LP
By: CAL II GP LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS SWC LEVERED LP
By: Cerberus SL GP LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS ONSHORE II CLO-2 LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED LOAN

OPPORTUNITIES MASTER FUND II, L.P.
By: Cerberus Levered Opportunities Master Fund II GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS AUS LEVERED HOLDINGS LP
By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS SWC LEVERED LOAN OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus SWC Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

SHP CAPITAL SOLUTIONS FUND L.P.
By: Sound Harbor GP LLC, its general partner

By:	/s/ Michael Zupon

Name:	Michael Zupon
Title:	Authorized Person

CRESTLINE SPECIALTY LENDING, L.P.
By: Crestline Management, L.P., its Investment Manager
By: Crestline Investors, Inc., its General Partner

By:	/s/ John S. Cochran
Name:	John S. Cochran
Title:	Vice President

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED
By: FCO V CLO CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES III CLO LP
By: FCO III CLO GP LLC, its General Partner

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

FORTRESS CREDIT BSL LIMITED
By: FC BSL CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

FORTRESS CREDIT BSL II LIMITED
By: FC BSL II CM LLC, its collateral manager

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP
By: Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ David Prael
Name:	David Prael
Title:	Chief Financial Officer

GARRISON CAPITAL INC.

By:	/s/ Michelle Rancic
Name:	Michelle Rancic
Title:	Authorized Signatory

GARRISON FUNDING 2013-2 LTD.
By: Garrison Funding 2013-2 Manager LLC, as Collateral Manager

By:	/s/ Michelle Rancic
Name:	Michelle Rancic
Title:	Authorized Signatory

GARRISON FUNDING 2015-2 LP

By:	/s/ Michelle Rancic
Name:	Michelle Rancic
Title:	Authorized Signatory

GMMF FUNDING LLC

By:	/s/ Michelle Rancic
Name:	Michelle Rancic
Title:	Authorized Signatory